SMITH BARNEY WORLD FUNDS, INC.
Global Government Bond Portfolio

Supplement dated June 4, 1999
to Prospectus dated February 28, 1999




The following information supplements the information contained on page 12 under the sub-heading "Class Y shares" in the Prospectus .


The initial investment requirement is $2,000,000 for an institutional investment advisory client of a Citigroup investment advisor.





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